                                                                 EXHIBIT 4.4(B)

                                  CERTIFICATE

            CLASS A SENIOR CUMULATIVE EXCHANGEABLE PREFERRED STOCK
                         ($100.00 PAR VALUE PER SHARE)

           PREFERRED STOCK                           PREFERRED STOCK
               NUMBER                                    SHARES

           ---------------                           ---------------


           ---------------                           ---------------


                       TCI PACIFIC COMMUNICATIONS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                       THIS CERTIFICATE IS TRANSFERABLE
                       IN THE CITY OF NEW YORK, NEW YORK


  This certifies that [_________] is the owner of [___] fully paid and nonassessable shares of Class A Senior Cumulative Exchangeable Preferred Stock, $100.00 par value per share, of TCI Pacific Communications, Inc., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Restated Certificate of Incorporation and the Bylaws of the Corporation and all amendments thereto.

  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated [_____], 1996

[SEAL APPEARS HERE]

_____________________                     _____________________
Secretary                                 President

                           [REVERSE OF CERTIFICATE]

                       TCI PACIFIC COMMUNICATIONS, INC.

  THE CORPORATION WILL FURNISH TO EACH STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

  THE CLASS A SENIOR CUMULATIVE EXCHANGEABLE PREFERRED STOCK IS EXCHANGEABLE FOR SHARES OF TELE-COMMUNICATIONS, INC. SERIES A TCI GROUP COMMON STOCK, SUBJECT TO AND IN ACCORDANCE WITH THE PROVISIONS OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION.

  IF THE CORPORATION ELECTS TO REDEEM IN PART THE SHARES OF CLASS A SENIOR CUMULATIVE EXCHANGEABLE PREFERRED STOCK, THE CORPORATION WILL NOT BE REQUIRED TO REGISTER A TRANSFER OF (I) ANY SHARES OF SUCH CLASS FOR A PERIOD OF 5 BUSINESS DAYS NEXT PRECEDING ANY SELECTION OF SHARES OF SUCH CLASS TO BE REDEEMED OR (II) ANY SHARES OF SUCH CLASS SELECTED OR CALLED FOR REDEMPTION.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT--_____Custodian_____
TEN ENT -- as tenants by the entireties                (Cust)       (Minor)
JT TEN  -- as joint tenants with              under Uniform Gifts of Minors Act
             the right of survivorship and
             not as tenants in common       ____________________________________
                                                           (State)


    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

For value received,__________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

- -----------------------

_______________________________________________________________________________

______________________________________________________________________________,
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_______________________________________________________________

_______________________________________________________________

________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint__________, Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________

                                          X _______________________

                                          X _______________________

                               NOTICE:    The signature to this assignment
                                          must correspond with the name(s) as
                                          written upon the face of this
                                          certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatever.

SIGNATURE(S) GUARANTEED

By
_________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE
17Ad-15.

                              NOTICE OF EXCHANGE

To TCI Pacific Communications, Inc.

  The undersigned holder of the Class A Senior Cumulative Exchangeable Preferred Stock (the "Class A Preferred Stock") evidenced by this Certificate hereby irrevocably exercises the option to exchange that number of shares of Class A Preferred Stock represented hereby, or a portion thereof, below designated, into shares of Tele-Communications, Inc. Series A TCI Group Common Stock, $1.00 par value per share, (the "Series A TCI Group Common Stock") in accordance with the terms of and subject to the conditions of such Class A Preferred Stock and directs that the shares of Series A TCI Group Common Stock deliverable upon such exchange, together with a check in payment for any fractional share of Series A TCI Group Common Stock, be delivered to the registered holder thereof unless a different name has been indicated below. If the shares of Series A TCI Group Common Stock are to be registered in the name of a person other than the undersigned, the undersigned shall check the appropriate box above and pay all transfer and similar taxes payable with respect to such transfer. If the number of shares of such Class A Preferred Stock represented by this Certificate is greater than the number of shares of Class A Preferred Stock to be exchanged, the undersigned directs that the Transfer Agent issue to the undersigned, unless a different name is indicated below, a new Certificate evidencing Class A Preferred Stock for the balance of such Class A Preferred Stock not to be exchanged.

Dated: ________________________           Signature _______________________
                                          Note: The signature to this
                                          Notice of Exchange must
                                          correspond with the name as
                                          written upon the face to this
                                          Certificate in every particular,
                                          without alteration or
                                          enlargement or any change
                                          whatever.

                                          _________________________________
                                          Social Security or other
                                          taxpayer identification numbers
                                          of holder of shares of Class A
                                          Preferred Stock

                                          _________________________________
                                          Number of shares of Class A
                                          Preferred Stock to be exchanged

  If different from that of holder of shares of Class A Preferred Stock, print name and address (including zip code) of person in whose name the Series A TCI Group Common Stock will be issued:

_______________________________
Name

_______________________________
Address

_______________________________
Social Security or other taxpayer identification number